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                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                              AS OF MARCH 31, 2001

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

To the Stockholders of

      CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended March 31, 2001 and other pertinent information prepared by management without audit by independent auditors are submitted herewith.

      Comparative market values of net assets are as follows:

                                   Mar. 31, 2001   Dec. 31, 2000   Mar. 31, 2000
                                   -------------   -------------   -------------
Net assets ......................   $522,970,934    $596,289,086    $715,779,188

Net assets per share
  of Common Stock ...............          28.95           32.94           42.48

  Shares of Common Stock
    outstanding .................     18,065,546      18,103,346      16,850,737

  Comparative operating results are as follows:

                                                Three months ended March 31,
                                              ---------------------------------
                                                  2001                 2000
                                                  ----                 ----

Net investment income .................       $  1,383,455         $  1,413,174

  Per share of Common Stock ...........                .08*                 .08*

Net realized gain on
  sale of investments .................          7,350,509           37,424,118

Increase (decrease) in net
  unrealized appreciation
  of investments ......................        (81,031,248)          86,286,458

Increase (decrease) in net
  assets resulting from
  operations ..........................        (72,297,284)         125,123,750

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the three-month period.


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

                          PRINCIPAL PORTFOLIO CHANGES
                           January 1 to March 31, 2001
                    (Common Stock unless specified otherwise)

                                                     Number of Shares
                                           -------------------------------------
                                                                         Held
                                                                       March 31,
                                           Purchased       Sold          2001
                                           ---------       ----        ---------
Analog Devices, Inc. ...................                   40,000        730,000
Brady Corporation Class A ..............                    9,600        560,400
Gartner Group, Inc. Class A ............                  160,000             --
Genuity Inc. ...........................   3,300,000                   3,300,000
Household International, Inc. ..........                   30,000        400,000
Impath Inc. ............................                   41,500        358,500
MSC Industrial Direct
  Co., Inc. Class A ....................                   70,000             --
Motorola, Inc. .........................     300,000                     400,000
PartnerRe Ltd. .........................     100,000                     100,000
The Progressive Corporation ............                   20,000             --
Schlumberger Ltd. ......................     100,000                     100,000
SunGard Data Systems Inc. ..............                   10,000        300,000
UnumProvident Corporation ..............                   90,600        200,000

                                   ----------

      The annual meeting of stockholders of the Corporation was held on March 14, 2001 with 87% of Common shares being represented. At the meeting the Board of Directors was reelected and the selection of KPMG LLP as auditors of the Corporation for the year 2001 was ratified. Detailed information will be published in the June 30, 2001 Semi-Annual Report.

      In the quarter ended March 31, 2001 the Corporation repurchased 37,800 shares of its Common Stock at an average price per share of $27.01. These shares were purchased on the American Stock Exchange. The Corporation may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                       CENTRAL SECURITIES CORPORATION

                                          WILMOT H. KIDD, President

375 Park Avenue
New York, NY 10152
April 27, 2001


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

                               BOARD OF DIRECTORS

DONALD G. CALDER                                         DUDLEY D. JOHNSON
  President                                                President
  G. L. Ohrstrom & Co., Inc.                               Young & Franklin Inc.
  New York, NY                                             Liverpool, NY

JAY R. INGLIS                                            WILMOT H. KIDD
  Executive Vice President                                 President
  National Marine Underwriters, Inc.
  New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                WILMOT H. KIDD, President
                CHARLES N. EDGERTON, Vice President and Treasurer
                MARLENE A. KRUMHOLZ, Secretary

                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                CUSTODIAN

                  UMB Bank, N.A.
                    P.O. Box 419226, Kansas City, MO 64141-6226

                TRANSFER AGENT AND REGISTRAR

                  EquiServe, First Chicago Trust Division
                    P. O. Box 2500, Jersey City, NJ 07303-2500

                INDEPENDENT AUDITORS

                  KPMG LLP
                    767 Third Avenue, New York, NY 10017


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